CASH AND CASH EQUIVALENTS	12 Months Ended
Dec. 31, 2021
CASH AND CASH EQUIVALENTS
CASH AND CASH EQUIVALENTS

14.      CASH AND CASH EQUIVALENTS

Cash and cash equivalents represent cash on hand and in bank accounts, as well as short-term bank deposits, which have original maturities of less than three months. Other short-term highly liquid investments are treated as cash equivalents only if they are held for the purpose of meeting short-term cash commitments, are readily convertible to known amounts of cash and are subject to insignificant risk of change in value.

Cash and cash equivalents comprised the following:

	December 31,
	2021	2020
Cash and cash equivalents at banks and on hand in:
Russian Rubles	17,911	39,076
US Dollars	1,766	10,597
Euro	2,899	6,433
Turkmenian Manat	367	431

Other	816	959

Short-term deposits with an original maturity of less than 92 days:
Russian Rubles	16,594	27,857

Other	237	52

Total cash and cash equivalents	40,590	85,405